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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): JANUARY 4, 2001

                                   ETOYS INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                      000-25709                 95-4633006
----------------------------           -----------           -------------------
(State or Other Jurisdiction           (Commission           (I.R.S. Employer
      of Incorporation)                File Number)          Identification No.)

    12200 W. OLYMPIC BLVD., LOS ANGELES, CALIFORNIA                   90064
   -------------------------------------------------               -------------
       (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:     (310) 998-6000


-------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)




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ITEM 5. OTHER EVENTS

     On January 4, 2001, the Company issued a press release pertaining to its cost reduction initiatives, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
        INFORMATION AND EXHIBITS

        (a)  Financial Statements.

        Not applicable.

        (b)  Pro Forma Financial Information.

        Not applicable.

        (c)  Exhibits.

        99.1 Press release of eToys Inc. issued January 4, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        eToys Inc.
                                        (Registrant)


DATE:        January 4, 2001            By:      /s/ STEVEN J. SCHOCH
                                                 -------------------------------
                                        Name:    Steven J. Schoch
                                        Title:   Executive Vice President and
                                                 Chief Financial Officer